SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  January 3, 2001
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                            EMPIRE OF CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



          1-7909                                            13-2999480
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   (Commission File Number)                    (IRS Employer Identification No.)

          4731 WEST ATLANTIC AVENUE, SUITE B-1, DELRAY BEACH, FL 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (561) 498-4000
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

Empire of Carolina, Inc. has entered into an agreement providing for the sale of the outstanding stock of three of its non-debtor subsidiaries, Dorson Sports, Inc., Apple Golf Shoes, Inc. and Apple Sports, Inc., for a purchase price totaling approximately $8 million in cash. In connection with the sale, the company will assign to the purchasers all rights under an executory license agreement with Brunswick Bicycles for the use of the Mongoose(R)trademark and under the license agreement with Wilson Sporting Goods Co. for the use of the Wilson trademark. The purchasers will assume all liabilities of the three subsidiaries. The purchasers are Dorson Sports Acquisition, Inc., Apple Shoes Acquisition, Inc. and Apple Sports Acquisition, Inc. Timothy Moran, former CEO of Empire, is a principal of the purchasers.

The sale has been preliminarily approved by the U.S. Bankruptcy Court contingent upon receipt of higher bids. The Court approved a $150,000 break up fee to be paid to the purchasers in the event the purchasers are not the highest bidders for the subsidiaries' stock and have paid a down payment to the company as set forth in the purchasers' offer letter. The Court has set a final sale hearing for January 17, 2001, at 9:30 a.m., at which time, if no higher bids are received, the sale will be finally approved. A copy of the Notice is Sale is filed herewith as Exhibit 99.1.

The company filed for reorganization under Chapter 11 on November 17, 2000 and has continued operations on a debtor-in-possession basis.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits
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(C)      EXHIBITS

      EXHIBIT NUMBER                        DESCRIPTION
      --------------                        -----------

           99.1 Notice of Sale filed with the U.S. Bankruptcy Court, Southern District of Florida, West Palm Beach Division, dated January 3, 2001.
           99.2 Letter of Intent dated December 28, 2000 from Dorson Sports Acquisition, Inc., Apple Shoes Acquisition, Inc. and Apple Sports Acquisition, Inc.
           99.3             Press Release dated January 9, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EMPIRE OF CAROLINA, INC.

                                        By: /s/Thomas MacDougall
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                                              Thomas MacDougall
Dated:  January 9, 2001.                      Chief Financial Officer